UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2025

Inspirato Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-39791	85-2426959
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1544 Wazee Street Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(303) 839-5060
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ISPO	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	ISPOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Interim Chief Financial Officer

On December 3, 2025, the Board of Directors of Inspirato Incorporated (the “Company”) appointed William Samuel “Sam” Veazey, the Company’s current Chief Transformation Officer, to serve as the Company’s Interim Chief Financial Officer, effective January 1, 2025. As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 4, 2025, Michael Arthur, the Company’s current Chief Financial Officer, will retire effective as of December 31, 2025.

In this role, Mr. Veazey will serve as the Company’s principal financial officer and principal accounting officer until a permanent Chief Financial Officer is appointed.

Mr. Veazey, age 64, serves as Chief Transformation Officer, bringing more than 20 years of financial, operational, and strategic leadership across SaaS, marketplaces, e-commerce, and retail innovation. Known for helping companies scale from early-stage growth through successful exits, he has led multiple IPOs and numerous acquisitions with a disciplined, growth-oriented approach.

Before his current role, Mr. Veazey co-founded a stealth-mode B2B/B2C SaaS company and previously served as Chief Financial Officer at Sandbox VR, was a VP of Finance at Houzz and earlier served as CFO of Reply! Inc., guiding these companies through sustained growth and strategic transactions.

Mr. Veazey holds an MBA in Finance, a master’s degree in biomedical engineering, and a BS in Biology and Mathematics, all from the University of Miami.

Mr. Veazey will receive an annual base salary of $350,000, will be eligible to participate in the Company’s equity plan as verbally agreed upon by Mr. Veazey and the Company.

There are no arrangements or understanding between Mr. Veazey and any other persons or entities with respect to his appointment and no family relationships between Mr. Veazey and any of the Company’s directors, executive officers, or persons nominated or chosen by the Company to become an executive officer. Mr. Veazey has not been involved in any related person transactions with the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	No.	Description
104		Cover Page Interactive Data File (Cover Page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPIRATO INCORPORATED

Date: December 9, 2025	By:	/s/ Payam Zamani
	Name:	Payam Zamani
	Title:	President and Chief Executive Officer